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                                                                    Exhibit 99.4

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of U.S. Unwired Inc. (the "Company") on Form 8-K dated August 16, 2002 (the "Report"), I, Jerry E. Vaughn, Chief Financial Officer of the Company, certify that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Jerry E. Vaughn
------------------------
Jerry E. Vaughn
Chief Financial Officer
August 16, 2002